THE MAINSTAY GROUP OF FUNDS

MainStay Growth Equity Fund

Supplement dated September 25, 2012 (“Supplement”) to the Summary Prospectus

and Prospectus, each dated February 28, 2012, as supplemented

This Supplement updates certain information contained in the Summary Prospectus and Prospectus for

MainStay Growth Equity Fund (“Fund”), a series of MainStay Funds Trust (“Trust”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com.

Please review this important information carefully.

At meetings held on September 24-25, 2012, the Board of Trustees approved submitting the following proposal to shareholders:

1.	Approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Fund, a series of MainStay Funds Trust, by MainStay Cornerstone Growth Fund (“Acquiring Fund”), a series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Fund.

On or about November 9, 2012, shareholders who own shares of the Fund as of the record date will receive a proxy statement/prospectus containing further information regarding the Acquiring Fund and the proposed reorganization. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the Fund may vote on the proposed reorganization at a special meeting scheduled to be held on or about January 7, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE